Acquisition	12 Months Ended
Dec. 31, 2018
Business Combinations [Abstract]
Acquisition
(4) Acquisition
On April 1, 2016, CVR Partners acquired the East Dubuque Facility as part of the Agreement and Plan of Merger, dated as of August 9, 2015 (the “East Dubuque Merger”). The East Dubuque Merger was accounted for as an acquisition of a business with CVR Partners as the acquirer. The aggregate merger consideration was approximately $802 million, including the fair value of CVR Partners common units issued of $335 million, cash consideration of $99 million and $368 million fair value of assumed debt. From the date of acquisition, the East Dubuque Facility’s operations contributed net sales of $128 million and an operating loss of $1 million to the Consolidated Statement of Operations for the year ended December 31, 2016.